SUPPLEMENT DATED JUNE 6, 2025
TO THE PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
DATED DECEMBER 2, 2024, AS AMENDED MARCH 4, 2025
OF
ABACUS FCF INNOVATION LEADERS ETF (ABOT)
ABACUS FLEXIBLE BOND LEADERS ETF (ABXB)
(formerly, Abacus Tactical High Yield ETF (ABHY))
ABACUS FCF REAL ASSETS LEADERS ETF (ABLD)
(each a series of Abacus FCF ETF Trust)

Important Notice to Investors

Capitalized terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus or SAI.

This Prospectus and SAI do not constitute the current Prospectus and SAI for Abacus Flexible Bond Leaders ETF, formerly named Abacus Tactical High Yield ETF, the shares of which are now offered pursuant to a separate Prospectus and SAI dated June 6, 2025.

Please keep this supplement with your Prospectus and SAI for future reference.